EXHIBIT A

                           INVESTMENT LETTER AGREEMENT

         THIS INVESTMENT LETTER AGREEMENT, dated as of the 30th day of May, 2002 by and between Commerce Group Corp. (Commerce), a Wisconsin corporation, and General Lumber & Supply Co., Inc., the stockholder whose name, address and number of shares acquired appears at the signature line of this agreement ("Stockholder").
                                   WITNESSETH:
         WHEREAS, Stockholder wishes to acquire capital stock of Commerce (the "Securities") in a transaction not involving a public offering as that term is used in Section 4(2) of the Securities Act of 1933, as amended, (the "Act").
         WHEREAS, Commerce desires to prevent any further transfer of the Securities in violation of the Act and to inform Stockholder as to the circumstances under which Stockholder is required to take and hold the Securities and the limitations upon their resale.
         NOW, THEREFORE, in consideration of the mutual promises and representations contained herein, it is agreed as follows:
         1.       [REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER]
         Stockholder hereby represents and warrants to Commerce that now and at all times after the Securities are issued and delivered to Stockholder, that Stockholder is acquiring the Securities for investment only and does not intend to sell, hypothecate, give or otherwise dispose of the Securities or any interest therein, and acknowledges that this representation and warranty constitutes the basis upon which Commerce is induced to enter into and perform its obligations under this Investment Letter Agreement.
         2.       [OBLIGATIONS OF STOCKHOLDER]
         Stockholder agrees not to sell, hypothecate, give or otherwise dispose of the securities or any interest therein, unless:
         2.1. There is then in effect a registration statement under the Act with respect to the Securities and the proposed disposition; or
     2.2.     The disposition is made in compliance with Rule 144 of the Act; or
         2.3. Counsel for Commerce is of the opinion that registration under the Act or compliance with Rule 144 is not required in connection with the proposed disposition.
         3.       [CONDITIONS PRECEDENT TO DISPOSITION UNDER RULE 144]
         3.1. The representations and warranties of Stockholder in 1 above shall have been accurate.
         3.2. Commerce shall have received notice of Stockholder's intention to dispose of the Securities thirty (30) days before the proposed disposition.
         3.3. Commerce shall have received an opinion of counsel for Stockholder addressed to Commerce and dated the day of the disposition of the Securities to the effect that such disposition is in compliance with Rule 144. In giving this opinion, counsel may assume that the requirements in paragraph "(c)" or thereafter amended of Rule 144 regarding the availability of public information have been met.
         3.4. Commerce shall have received an affidavit from Stockholder dated the day of the disposition of the Securities to the effect:
         3.4.1. Stockholder has been sole beneficial and legal owner of the Securities for a period of at least two (2) years from the date Stockholder received the Securities.
         3.4.2 That the total amount of the Securities Stockholder intends to dispose of does not exceed one percent (1%) of the then outstanding securities of Commerce.
         3.4.3. That the sale will be a broker's transaction as defined by Rule 144(f) and (g).
         3.4.4.   That notice of the requirements of Rule 144(h) have been met.
         3.4.5. That Stockholder has a bona fide intention to sell the Securities immediately upon Commerce's permission being granted.
         4.       [CONDITIONS PRECEDENT TO OTHER DISPOSITION THAN PROVIDED BY
                    RULE 144]

         4.1. It is understood that Stockholder may be permitted a disposition of the Securities in a privately negotiated transaction not involving an underwriter, broker, or a public offering.
         4.2. It is agreed that in such a transaction, the transferee shall be required to execute an Investment Letter Agreement restricting the further disposition of the Securities.


         5.       [CERTAIN UNDERSTANDINGS, ETC.]
         5.1.     Other Agreements Superseded; Waiver of Modification, Etc.
         This Investment Letter Agreement supersedes all prior agreements or understandings written or oral relating to the resale of the Securities herein. This Agreement shall inure to the benefit of and be binding on the assigns and successors of the Stockholder.
         5.2.     Restrictive Legend
         Stockholder understands that the following or similar legend giving notice of the restrictions of the disposition of the Securities imposed by this Investment Letter Agreement shall appear on the stock certificate. "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 or the securities laws of any state. Except upon such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred unless the transferor delivers to the corporation an opinion of counsel satisfactory to the corporation, and its counsel that registration is not required and such transfer will not be in violation of the Securities Act of 1933, or any applicable state securities laws or any rule or regulation thereunder."
         5.3.     Repurchase of Securities
         Stockholder agrees to wait at least thirty (30) days before repurchasing any Securities which have been sold pursuant to
Rule 144.
         5.4.     Changes in Rule 144
         Any amendments to or interpretations of Rule 144 which are adopted after the execution of this Investment Letter Agreement which are more liberal or more restrictive shall be given effect as modifications hereof.
         5.5. In consideration for the cancellation of $62,200 debt and interest owed to General Lumber & Supply Co., Inc.
evidenced by a certain outstanding promissory note.

         IN WITNESS WHEREOF, Commerce and the Stockholder have executed this Investment Letter Agreement as of the day and year first above written.

Number of Shares                            Commerce Group Corp.

622,000 restricted
Commerce Group Corp.
common shares                                        By  /s/ Edward L. Machulak
                                     ------------------------------------------
                           (Hereunto duly authorized)
                          Edward L. Machulak, President

Consideration                                        STOCKHOLDER:

Cancellation of $62,200                        General Lumber & Supply Co., Inc.
debt and interest owed to
General Lumber & Supply Co., Inc.           /s/ Sylvia Machulak
evidenced by a certain outstanding         _____________________________________
promissory note                                 By:  Sylvia Machulak, President


                                                     Date:    May 30, 2002

                         Address: 6001 North 91st Street
                           Milwaukee, Wisconsin 53225


                                                   I.D. No.:  39-084-1893